Exhibit 10.17
SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.16
Each of the following Named Executive Officers has entered into a Form of Indemnification Agreement as set forth in Exhibit 10.16 as of the date indicated below:

NAME	DATE
Carlos M. Cardoso	May 29, 2003
Stanley B. Duzy	December 12, 2000
William Y. Hsu	April 27, 2004
Ronald C. Keating	March 1, 2006
Frank P. Simpkins	December 12, 2000
Catherine R. Smith	May 11, 2005
Markos I. Tambakeras	July 1, 1999